Exhibit 99.1

                                  CERTIFICATION



         The  undersigned   officer  of  NYMAGIC,   INC.,   certifies  that  the
accompanying Quarterly Report on Form 10-Q fully complies with the applicable reporting requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of NYMAGIC, INC.


                                             /s/ George R. Trumbull
November 12, 2002                           -----------------------------------
                                            George R. Trumbull
                                            Chairman and Chief Executive Officer